Supplement to the
Fidelity® Series All-Sector Equity Fund
April 1, 2017
Prospectus

Peter Dixon no longer serves as a co-manager of the fund.

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	None
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.00%
Total annual operating expenses	0.00%

(a)  Adjusted to reflect current fees.

1 year	$0
3 years	$0
5 years	$0
10 years	$0

The following information replaces similar information for Peter Dixon found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Chip Perrone (co-manager) has managed the fund since August 2017.

The following information supplements the similar information found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Richard Malnight (co-manager) has managed the fund since November 2017.

The following information replaces the biographical information for Peter Dixon found in the "Fund Management" section under the heading "Portfolio Manager(s)".

Chip Perrone is a member of FMR’s Stock Selector Large Cap Group and co-manager of the fund (consumer discretionary sector), which he has managed since August 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Perrone has worked as a research analyst and portfolio manager.

The following information replaces the similar biographical information for Tobias Welo found in the "Fund Management" section under the heading "Portfolio Manager(s)".

Tobias Welo is a member of FMR's Stock Selector Large Cap Group and co-manager of the fund (industrials sector), which he has managed since November 2011. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Welo has worked as a research analyst and portfolio manager.

The following information supplements the biographical information found in the "Fund Management" section under the heading "Portfolio Manager(s)".

Richard Malnight is a member of FMR’s Stock Selector Large Cap Group and co-manager of the fund (materials sector), which he has managed since November 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Malnight has worked as a research analyst and portfolio manager.

The following information replaces similar information found in the “Fund Services” section under the “Advisory Fee(s)” heading.

Effective June 1, 2017, the fund does not pay a management fee to the Adviser.

The Adviser receives no fee from the fund for handling the business affairs of the fund and pays the expenses of the fund with limited exceptions.

The following information supplements similar information found in the “Fund Services” section under the “Advisory Fee(s)” heading.

The Adviser has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.01%. This arrangement will remain in effect through March 31, 2021. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

DLF-17-03 1.882075.115	November 17, 2017